UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 12, 2010
Emergent BioSolutions Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33137 (Commission File Number)	14-1902018 (IRS Employer Identification No.)

2273 Research Boulevard, Suite 400, Rockville, Maryland (Address of Principal Executive Offices)	20850 (Zip Code)
Registrant’s telephone number, including area code: (301) 795-1800
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On August 12, 2010, Emergent BioSolutions Inc. (“Emergent”) announced the signing of the Agreement and Plan of Merger dated August 12, 2010, among Emergent, Trubion Pharmaceuticals, Inc. (“Trubion”), 35406 LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Emergent (the “Surviving Entity”), and 30333 Inc. a Delaware corporation and an indirect wholly owned subsidiary of Emergent (the “Merger Sub”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Trubion (the “Initial Merger”), then promptly following the Initial Merger, Trubion will merge with and into the Surviving Entity and the Surviving Entity will become a direct wholly owned subsidiary of Emergent. A copy of Emergent’s press release is filed herewith as Exhibit 99.1 and is incorporated by reference.
Additional Information and Where to Find It
This communication is being made in connection with the proposed merger (the “Merger”) among Emergent BioSolutions Inc. (“Emergent”), Trubion Pharmaceuticals, Inc. (“Trubion”) and certain of Emergent’s direct and indirect wholly-owned subsidiaries. Emergent intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will contain a prospectus relating to the securities Emergent intends to issue in the proposed Merger. Trubion intends to file a preliminary proxy statement in connection with the proposed Merger and to mail a definitive proxy statement and other relevant documents to Trubion’s stockholders. Stockholders of Emergent and Trubion and other interested persons are advised to read, when available, the registration statement and Trubion’s preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Trubion’s solicitation of proxies for the special meeting to be held to approve the Merger because these documents will contain important information about Trubion, Emergent and the proposed Merger. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Merger. Stockholders will also be able to obtain a copy of the documents filed with the SEC, without charge, once available, at the SEC’s website at http://www.sec.gov or by directing a request to: Emergent BioSolutions Inc., Attn: Investor Relations, 2273 Research Boulevard, Suite 400, Rockville, Maryland 20850, or Trubion Pharmaceuticals, Inc., Attention: Investor Relations, 2401 4th Avenue, Suite 1050, Seattle, Washington, 98121.
Participants in Solicitation
Emergent, Trubion and their respective directors and officers may be deemed participants in the solicitation of proxies from Trubion’s stockholders. Information regarding Emergent’s directors and officers is available in Emergent’s proxy statement for its 2010 annual meeting of stockholders and its 2009 annual report on Form 10-K, which were filed with the SEC and are available at the SEC’s website at http://www.sec.gov. Information regarding Trubion’s directors and officers is available in Trubion’s proxy statement for its 2010 annual meeting of stockholders and its 2009 annual report on Form 10-K, which were filed with the SEC and are available at the SEC’s website at http://www.sec.gov. Information regarding Trubion’s directors and officers will also be contained in Trubion’s proxy statement in connection with the Merger when it becomes available. Emergent’s and Trubion’s stockholders may obtain additional information about the interests of Trubion’s directors and officers in the Merger by reading Trubion’s proxy statement when it becomes available.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated August 12, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2010	EMERGENT BIOSOLUTIONS INC.
	By:	/s/ R. Don Elsey
R. Don Elsey
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated August 12, 2010